UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07386

           HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
               (Exact name of registrant as specified in charter)

                   ONE LIBERTY PLAZA, 165 BROADWAY, 36TH FLOOR
                          NEW YORK, NEW YORK 10006-1404
               (Address of principal executive offices) (Zip code)

                           CLIFFORD E. LAI, PRESIDENT
           HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
                   ONE LIBERTY PLAZA, 165 BROADWAY, 36TH FLOOR
                         NEW YORK, NEW YORK, 10006-1404
                     (Name and address of agent for service)



Registrant's telephone number, including area code:    1 (800) Hyperion


Date of fiscal year end: December 31



Date of reporting period:  December 31, 2004

Item 1. Reports to Shareholders.



                               [GRAPHIC OMITTED]

                               December 31, 2004





                                                            [GRAPHIC OMITTED]

-------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Portfolio Composition

-------------------------------------------------------------------------------

The chart that follows shows the allocation of the Trust's holdings by asset category as of December 31, 2004.


                                [GRAPHIC OMITTED]


* As a percentage of total investments.

-------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Report of the Investment Advisor
For the Year Ended December 31, 2004

-------------------------------------------------------------------------------

Dear Shareholder:

We welcome this opportunity to provide you with information about the Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. (the "Trust") for its fiscal year ended December 31, 2004. The Trust's shares are traded on the New York Stock Exchange ("NYSE") under the symbol "HTO".

For the fiscal year ended December 31, 2004, the Trust's total return, based upon the NYSE market price of the Trust's shares plus dividends and assumed reinvestment of dividends and distributions, was 3.09%.

As of December 31, 2004, the Trust was being managed with an average duration of
0.5 years, as measured on a net asset basis (duration measures a bond portfolio's price sensitivity to changes in interest rates). The duration of total assets was 1.0 years -- all of this consistent with the targeted maturity of the Trust in November 2005.

The Trust utilizes leverage to enhance portfolio yield and total return. As of December 31, 2004, leverage represented 15.6% of total assets.

Description of the Trust

The Trust is a closed-end investment company whose objectives are to provide a high level of current income consistent with investing only in investment grade securities and to attempt to return $10.00 per share (the initial public offering price per share) to investors on, or shortly before, November 30, 2005. The Trust pursues these objectives by investing in a portfolio primarily of mortgage-backed securities ("MBS"), issued or guaranteed by either the U.S. Government or one of its Agencies or instrumentalities, or rated "investment grade" by a nationally recognized rating agency (e.g., Standard & Poor's Corporation or Fitch IBCA, Inc.) at the time of the investment. No assurance can be given that the Trust's investment objectives will be achieved.

Market Environment

The economy picked up in the fourth quarter. Employment growth surged as measured by a sharp rise in the October Non-Farm Payroll report. The improved employment picture led to a rise in Consumer Confidence, strong Christmas sales and higher corporate profits. Continued low, longer-term fixed mortgage rates kept home sales strong, but car sales tapered. The spike in oil prices peaked in late October and is now no longer viewed as a restraint on further economic expansion. The rise in consumer spending continued to exacerbate the trade deficit. Fiscal policies, including funding the Iraqi war effort drove the capital budget further into deficit. While the latter resulted in an increase in Treasury issuance, the primary impact on the markets was a continuation of the four-year decline in the US dollar.

The more robust economic outlook, the decline in the US dollar, and the relief from lower oil prices, all allowed the Fed to continue to raise Fed Funds at the "moderate" pace that they first outlined during the summer. The Fed raised interest rates by 25 basis points at both the November 10 and December 14 meeting, and they have made clear their intention to raise them another 25 basis points in February.

Our long-term concern about the markets is the twin budget and trade deficits, which are both growing to record levels. While this may lead to longer-term, higher interest rates as the government finances the deficit, it is immediately resulting in a weaker US dollar, as non-US investors, who generally buy a large portion of Treasuries, demand higher interest rates. Our view is that the US dollar will weaken further through the middle of 2005. This will have at least two immediate impacts on sectors to which the funds have exposure. First, a weaker US dollar will lead to a rise in the cost of imported goods. This may decrease consumer spending (with corporate profit implications) and may impact the level of retail sales, which is of issue to our CMBS positions. Second, a further weakening of the US dollar will result in commercial office space being even more attractive to the European investors that invest so much in that sector. Generally, we believe that short term interest rates will continue to rise with Fed Funds reaching 3% during 2005, however, longer term interest rates may very well stabilize around current levels.

Portfolio Strategy

With a targeted  maturity date of November  2005, the  portfolio's  duration was
0.56 years, 0.43 years shorter than that of the November 2005 Treasury. The duration of the portfolio will continue to shorten as time passes and the maturity date of the fund approaches.

Over the last several months, the yield curve continues to flatten, and we continue to expect this trend to continue as the Federal Open Market Committee ("FOMC") continues to raise the short term cost of funds.

Over the past six months, we continue to prepare the Trust for the November 2005 termination date while reducing risk. Over the period, we purchased two residential Mortgage-Backed Securities ("MBS") securities backed by hybrid Adjustable Rate Mortgages ("ARMs").

Going forward, we will continue to replace the portfolio run-off with short duration asset-backed securities and Agency and non-Agency Collateralized Mortgage Obligations ("CMOs").

Conclusion

We appreciate the opportunity to serve your investment needs, and thank you for your continued support. As always, we welcome your questions and comments, and encourage you to contact our Shareholder Services representatives at 1-800-HYPERION.

Sincerely,



[GRAPHIC OMITTED]


CLIFFORD E. LAI
President,
Hyperion 2005 Investment Grade
   Opportunity Term Trust, Inc.
President & Chief Executive Officer,
Hyperion Capital Management, Inc.



[GRAPHIC OMITTED]


JOHN H. DOLAN
Senior Portfolio Manager,
Hyperion 2005 Investment Grade
   Opportunity Term Trust, Inc.
Managing Director & Chief Investment Officer,
Hyperion Capital Management, Inc.


----------------------------------------------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Portfolio of  Investments
December  31, 2004                                                                         Principal
                                                                  Interest                  Amount         Value
                                                                    Rate      Maturity      (000s)       (Note 2)
--------------------------------------------------------------------------- ------------------------------------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 50.0%

U.S. Government Agency Collateralized Mortgage Obligations -- 11.8%
  Federal Home Loan Mortgage Corporation
   Series 2731, Class CA.....................................        3.50%     07/15/13  $   6,870@   $     6,871.381
   Series 2551, Class TB.....................................        4.50      09/15/21      3,000          3,009,351
   Series 2773, Class EA.....................................        4.50      05/15/10      9,672          9,801,591
                                                                                                      ---------------
Total U.S. Government Agency Collateralized Mortgage Obligations
       (Cost - $19,843,230).................................                                               19,682,323
                                                                                                      ---------------
U.S. Government Agency Pass -- Through Certificates -- 38.2%
  Federal Home Loan Mortgage Corporation
   Pool C63650..............................................         7.00      02/01/32      1,110          1,183,631
   Pool C63689..............................................         7.00      02/01/32        108            114,840
   Pool C63740..............................................         7.00      02/01/32      1,606          1,702,363
   Pool C63963..............................................         7.00      02/01/32        783            829,750
   Pool C64107..............................................         7.00      02/01/32        431            456,888
   Pool C64108..............................................         7.00      02/01/32      1,269          1,344,847
                                                                                                      ---------------
                                                                                                            5,632,319
                                                                                                      ---------------
  Federal National Mortgage Association
   Pool 744642..............................................         3.10+     10/01/33      2,663          2,655,473
   TBA......................................................         6.50           TBA     14,000         14,675,937
   TBA......................................................         7.00           TBA     26,000         27,539,694
   Pool 614372..............................................         7.00      01/01/32      1,053          1,116,803
   Pool 619134..............................................         7.00      01/01/32        148            156,833
   Pool 628305..............................................         7.00      03/01/32      2,547          2,699,514
   Pool 682408..............................................         7.00      03/01/32      1,474          1,562,029
   Pool 630249..............................................         7.00      03/01/32        419            443,941
   Pool 642487..............................................         7.00      04/01/32        325            344,375
   Pool 645465..............................................         7.00      05/01/32      3,749          1,974,062
                                                                                                      ---------------
                                                                                                           53,168,661
                                                                                                      ---------------
  Government National Mortgage Association
   Pool 581513..............................................         6.00      04/15/33      1,192          1,236,165
   Pool 569691..............................................         7.50      02/15/32      1,495            605,821
                                                                                                      ---------------
                                                                                                            2,841,986
                                                                                                      ---------------
Total U.S. Government Agency Pass - Through Certificates
       (Cost -- $63,300,164).................................                                              63,642,966
                                                                                                      ---------------
Total U.S. Government & Agency Obligations
       (Cost -- $83,143,394).................................                                              83,325,289
                                                                                                      ---------------

---------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 10.6%

Housing Related Asset-Backed Securities -- 10.6%
  Aames Mortgage Trust
   Series 2003-1N, Class A*.................................         7.50      10/27/33        261            260,201
  Aegis Asset Backed Securities Trust
   Series 2004-2N, Class N1*................................         4.50      04/25/34        561            557,788
  Amortizing Residential Collateral Trust
   Series 2002-BC10, Class M2(d)............................         4.92+     01/25/33      5,000          5,081,380
  AQ Finance NIM Trust
   Series 2003-N3A, Class Note*.............................         9.05      03/25/33         17             16,544
  Argent NIM Trust
   Series 2003-N6, Class A*.................................         6.40%     03/25/34        146            145,928
  First Franklin Mortgage Loan Asset-Backed Certificate
   Series 2003-FF1, Class M3F(c)............................     5.59/5.64     03/25/33  $   2,200    $     2,200,541
  Fremont NIM Trust


---------------
See notes to financial statements.



---------------------------------------------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Portfolio of  Investments
December  31, 2004                                                                         Principal
                                                                  Interest                  Amount         Value
                                                                    Rate      Maturity      (000s)       (Note 2)
--------------------------------------------------------------------------- -----------------------------------------
ASSET-BACKED SECURITIES (continued)

   Series 2004-A, Class Note*...............................         4.75      01/25/34        471            469,412
  Renaissance NIM Trust
   Series 2003-A, Class Note*...............................         8.60      06/25/33         11             10,993
  Sail Net Interest Margin Notes
   Series 2004-2A, Class A*.................................         5.50      03/27/34        714            711,501
  Saxon Asset Securities Trust
   Series 1999-3, Class MF1(c)..............................     7.74/8.25     12/25/29      8,153          8,268,588
                                                                                                      ---------------
Total Housing Related Asset-Backed Securities
       (Cost - $17,672,628).................................                                               17,722,876
                                                                                                      ---------------
Total Asset-Backed Securities
       (Cost - $17,672,628).................................                                               17,722,876
                                                                                                      ---------------
---------------------------------------------------------------------------------------------------------------------
MUNICIPAL ZERO COUPON SECURITIES - 6.5%
 Texas - 5.7%
  San Antonio Texas, Electricity & Gas Revenue
   Bond, Series B, FGIC.....................................         2.41(a)   02/01/07     10,000          9,488,500
                                                                                                      ---------------
 West Virginia - 0.8%
   West Virginia State Parkways Economic Development and
    Tourism Authority Revenue Bond, FGIC Capital
    Appreciation Unrefunded.................................         2.08(a)   05/15/05      1,280          1,270,413
                                                                                                      ---------------
 Total Municipal Zero Coupon Securities
       (Cost - $10,134,053).................................                                               10,758,913
                                                                                                      ---------------
---------------------------------------------------------------------------------------------------------------------
COMMERCIAL MORTGAGE BACKED SECURITIES - 18.0%
  1301 Avenue of the Americas Trust
   Series 2000-1301, Class B*...............................         7.58+     08/03/10      8,000          8,194,880
  Morgan Stanley Capital I
   Series 1999-1NYP, Class A2*..............................         6.84      05/03/30     16,000         16,620,640
  Trizechahn Office Properties Trust
   Series 2001-TZHAC, Class C3*.............................         6.52      03/15/13      5,000          5,270,000
                                                                                                      ---------------
 Total Commercial Mortgage Backed Securities
       (Cost - $30,290,742).................................                                               30,085,520
                                                                                                      ---------------
---------------------------------------------------------------------------------------------------------------------
NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES - 34.8%
Subordinated Collateralized Mortgage Obligations -- 7.0%
  Bank of America Mortgage Securities, Inc.
   Series 2003-B, Class B2..................................         4.14+     03/25/33      3,641          3,565,796
  Citicorp Mortgage Securities, Inc.
   Series 1999-8, Class B2..................................         6.25      10/25/29        470            475,455
  First Horizon Asset Securities, Inc.
   Series 2003-AR2, Class B3................................         4.79%+    07/25/33        949            924,205
   Series 2002-AR2, Class B2................................         5.28+     12/27/32        793            808,615
                                                                                                      ---------------
                                                                                                            1,732,820
                                                                                                      ---------------


---------------
See notes to financial statements.




---------------------------------------------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Portfolio of  Investments
December  31, 2004                                                                         Principal
                                                                  Interest                  Amount         Value
                                                                    Rate      Maturity      (000s)       (Note 2)
---------------------------------------------------------------------------------------------------------------------
NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES - 34.8% (continued)

  Merrill Lynch Mortgage Investors, Inc.
   Series 2002-A3, Class M3.................................         5.56+     09/25/32      1,849          1,873,938
  Residential Funding Mortgage Securities I
   Series 2002-S9, Class M1.................................         6.00      07/25/17      1,188          1,194,497
  Washington Mutual
   Series 2002-AR18, Class B3...............................         4.80+     01/25/33      2,873          2,854,969
                                                                                                      ---------------
Total Subordinated Collateralized Mortgage Obligations
       (Cost - $11,644,765).................................                                               11,697,475
                                                                                                      ---------------
Senior Collateralized Mortgage Backed Securities - 27.8%
  ABN AMRO Mortgage Corp.
   Series 2002-1A, Class 2A3................................        5.35+     06/25/32        349             350,594
  Bank of America Mortgage Securities, Inc.
   Series 2003-1, Class 1Al.................................        3.31+     10/25/33      3,301           3,323,590
  Countrywide Home Loans
   Series 2002-32, Class 2A3................................        5.00      01/25/18        962             976,991
  Credit Suisse First Boston Mortgage Securities Corp.
   Series 2003-AR9, Class 1Al...............................        4.94+     03/25/33      2,504           2,512,581
  Morgan Stanley Mortgage Loan Trust
   Series 2004-8AR, Class 4A3...............................        5.46+     10/25/34      4,670           4,720,095
  PNC Mortgage Securities Corp.
   Series 1999-4, Class 1A7.................................        6.40      06/25/29        277             278,116
  Washington Mutual
   Series 2004-AR4, Class A2................................        2.98+     06/25/34      6,000           5,941,074
   Series 2003-AR12, Class A3...............................        3.36+     02/25/34      5,000           4,991,140
   Series 2004-AR9, Class A3................................        3.43+     08/25/34      6,500           6,471,231
   Series 2003-AR10, Class A3A..............................        3.53+     10/25/33      5,000           4,978,495
                                                                                                      ---------------
                                                                                                           22,381,940
                                                                                                      ---------------
  Wells Fargo Mortgage Backed Securities Trust
   Series 2004-N, Class Al..................................        2.55+     08/25/34      4,676           4,600,308
   Series 2004-X, Class 1A4.................................        5.00+     11/25/34      7,282           7,279,729
                                                                                                      ---------------
                                                                                                           11,880,037
                                                                                                      ---------------
 Total Senior Collateralized Mortgage Backed Securities
       (Cost - $46,743,457).................................                                               46,423,944
                                                                                                      ---------------
Total Non-Agency Residential Mortgage Backed Securities
       (Cost - $58,388,222).................................                                               58,121,419
                                                                                                      ---------------
---------------------------------------------------------------------------------------------------------------------
INTEREST ONLY SECURITIES -- 0.0% DLJ Mortgage Acceptance Corp.
   Series 1997-CF2, Class CP*(b)
       (Cost - $0)..........................................        0.00%     10/15/30  $   125,000   $         1,250
                                                                                                      ---------------
---------------------------------------------------------------------------------------------------------------------
                                                                                          Principal
                                                                                           Amount
                                                                                           (000s)
SHORT TERM INVESTMENTS -- 6.6%
Short Term Investments -- 6.6%
  Federal National Mortgage Association Discount Note
       (Cost - $10,998,643).................................    1.03(a)       01/03/05    11,000           10,998,643
                                                                                                      ---------------
---------------------------------------------------------------------------------------------------------------------
 Total Investments - 126.5%
       (Cost - $210,627,682)................................                                              211,013,910
  Liabilities in Excess of Other Assets - (26.5)%...........                                              (44,157,206)
                                                                                                      ---------------
 NET ASSETS - 100.0%........................................                                          $   166,856,704
                                                                                                      ===============

---------------
See notes to financial statements.









---------------------------------------------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Portfolio of  Investments
December  31, 2004                                                                         Principal
                                                                  Interest                  Amount         Value
                                                                    Rate      Maturity      (000s)       (Note 2)
---------------------------------------------------------------------------------------------------------------------

+        --   Variable Rate Security -- Interest rate is the rate in effect December 31, 2004.
@        --   Portion or entire principal amount is held as collateral for interest rate swap agreements (Note 7).
*        --   Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.
(a)      --   Zero Coupon Note -- Interest rate represents current yield to maturity.
(b)      --   Security is no longer making interest payments, to be redeemed at zero percent.
(c)      --   Security is a "step up" bond where coupon  increases or steps up at a predetermined  date.  Rates shown are current coupon and next coupon rate when security steps up.
(d)      --   Security is a "step up" bond where coupon increases or steps up at a predetermined date. At that date these coupons increase to LIBOR plus a predetermined margin.
FGIC     --   Insured by Financial Guaranty Insurance Company.
TBA      --   Settlement is on a delayed  delivery or when-issued  basis with a final maturity to be announced  (TBA)
              in the future.






---------------
See notes to financial statements.






---------------------------------------------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Statement of Assets and Liabilities
December 31, 2004
---------------------------------------------------------------------------------------------------------------------

Assets:
Investments, at value (cost $210,627,682) (Note 2).............................................     $     211,013,910
Cash...........................................................................................               484,586
Principal paydowns receivable..................................................................                 7,949
Interest receivable............................................................................               657,950
                                                                                                    -----------------
    Total assets...............................................................................           212,164,395
                                                                                                    -----------------
Liabilities:
Payable for investments purchased..............................................................            42,356,313
Unrealized depreciation on swap contracts (Note 7).............................................             2,532,692
Investment advisory fee payable (Note 3).......................................................                91,848
Administration fee payable (Note 3)............................................................                23,288
Accrued expenses and other liabilities.........................................................               303,550
                                                                                                    -----------------
    Total liabilities..........................................................................            45,307,691
                                                                                                    -----------------
Net Assets (equivalent to $9.82 per share based on 16,993,933 shares issued and outstanding)...     $     166,856,704
                                                                                                    =================
Composition of Net Assets:
Capital stock, at par value ($.001) (Note 6)...................................................     $          16,994
Additional paid-in capital (Note 6)............................................................           167,885,220
Accumulated undistributed net investment income................................................             2,805,518
Accumulated net realized loss..................................................................            (1,704,566)
Net unrealized depreciation....................................................................            (2,146,462)
                                                                                                    -----------------
Net assets applicable to capital stock outstanding.............................................     $     166,856,704
                                                                                                    =================




---------------
See notes to financial statements.







---------------------------------------------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Statement of Operations
For the Year Ended December 31, 2004
---------------------------------------------------------------------------------------------------------------------

Investment Income (Note 2):
  Interest.....................................................................................     $       6,882,237
                                                                                                    -----------------
Expenses:
  Investment advisory fee (Note 3).............................................................             1,082,433
  Administration fee (Note 3)..................................................................               269,079
  Insurance....................................................................................               145,352
  Custodian....................................................................................                64,733
  Reports to shareholders......................................................................                69,859
  Auditing and tax services....................................................................                99,150
  Transfer agency..............................................................................                22,247
  Directors' fees..............................................................................                64,922
  Legal........................................................................................                23,830
  Registration fees............................................................................                23,751
  Liquidation expense..........................................................................               215,295
  Miscellaneous................................................................................                32,344
                                                                                                    -----------------
    Total operating expenses...................................................................             2,112,995
      Interest expense on reverse repurchase agreements (Note 5)...............................                48,237
                                                                                                    -----------------
    Total expenses.............................................................................             2,161,232
                                                                                                    -----------------
  Net investment income........................................................................             4,721,005
                                                                                                    -----------------
Realized and Unrealized Gain (Loss) on Investments (Notes 2 and 7):
Net realized gain/(loss) on:
  Investment transactions......................................................................             2,169,586
  Swap contracts...............................................................................            (1,722,871)
                                                                                                    -----------------
Net realized gain on investment transactions and swap contracts................................               446,715
                                                                                                    -----------------
Net change in unrealized appreciation/depreciation on:
  Investments..................................................................................            (3,267,584)
  Swap contracts...............................................................................             1,410,372
                                                                                                    -----------------
Net change in unrealized appreciation/depreciation on investments and swap contracts...........            (1,848,212)
                                                                                                    -----------------
Net realized and unrealized loss on investments and swap contracts.............................            (1,401,497)
                                                                                                    -----------------
Net increase in net assets resulting from operations...........................................     $       3,319,508
                                                                                                    =================





---------------
See notes to financial statements.





---------------------------------------------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Statements of Changes in Net Assets

                                                                                  For the Year        For the Year
                                                                                      Ended               Ended
                                                                                December 31, 2004   December 31, 2003
---------------------------------------------------------------------------------------------------------------------

Increase (Decrease) in Net Assets Resulting from Operations:
  Net investment income...................................................      $      4,721,005    $       7,978,208
  Net realized gain on investment transactions and swap contracts.........               446,715            1,439,892
  Net change in unrealized appreciation/depreciation on investments and
   swap contracts.........................................................            (1,848,212)          (4,520,717)
                                                                                ----------------    -----------------
  Net increase in net assets resulting from operations....................             3,319,508            4,897,383
                                                                                ----------------    -----------------
Dividends to Shareholders (Note 2):
  Net investment income...................................................            (2,803,999)          (5,805,644)
                                                                                ----------------    -----------------
Capital Stock Transactions (Note 6):
  Net asset value of shares issued through dividend reinvestment
   (6,358 shares).........................................................                     --               62,229
                                                                                -----------------    -----------------
    Total increase (decrease) in net assets...............................               515,509             (846,032)
Net Assets:
  Beginning of year.......................................................           166,341,195          167,187,227
                                                                                ----------------    -----------------
  End of year (including undistributed net investment income of $2,805,518
   and $2,644,256, respectively)..........................................      $    166,856,704    $     166,341,195
                                                                                ================    =================



---------------
See notes to financial statements.







---------------------------------------------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Statement of Cash Flows
For the Year Ended December 31, 2004

---------------------------------------------------------------------------------------------------------------------

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
  Net increase in net assets resulting from operations........................................     $       3,319,508
  Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
   Purchases of long-term portfolio investments...............................................          (649,701,356)
   Proceeds from disposition of long-term portfolio investments and principal paydowns........           678,295,935
   Sales of short-term portfolio investments, net.............................................           (10,994,912)
   Decrease in interest receivable............................................................               372,035
   Decrease in receivable for investments sold and paydowns...................................            18,356,612
   Decrease in prepaid expenses and other assets..............................................                   761
   Decrease in interest payable for reverse repurchase agreements.............................                  (134)
   Decrease in payable for investments purchased..............................................           (36,521,401)
   Increase in investment advisory fee payable................................................                   493
   Increase in administration fee payable.....................................................                   785
   Increase in accrued expenses and other liabilities.........................................               203,835
   Net amortization on investments............................................................             1,520,403
   Unrealized appreciation on investments.....................................................             1,848,212
   Net realized gain on investment transactions...............................................            (2,169,586)
                                                                                                   -----------------
  Net cash provided by operating activities...................................................             4,531,191
                                                                                                   -----------------
Cash flows used for financing activities:
  Repayment of reverse repurchase agreements, net.............................................            (2,073,000)
  Dividends paid to shareholders..............................................................            (2,803,999)
                                                                                                   -----------------
  Net cash used for financing activities......................................................            (4,876,999)
                                                                                                   -----------------
Net decrease in cash..........................................................................              (345,808)
Cash at beginning of year.....................................................................               830,394
                                                                                                   -----------------
Cash at end of year...........................................................................     $         484,586
                                                                                                   =================

Interest payments for the year ended December 31, 2004, totaled $48,371.
---------------

* The format of the statement of cash flows has changed from the direct method to the indirect method.




---------------
See notes to financial statements.






----------------------------------------------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Financial Highlights

                                                                       For the Year Ended December 31,
                                                      ----------------------------------------------------------------
                                                          2004         2003         2002         2001         2000
----------------------------------------------------------------------------------------------------------------------


Per Share Operating Performance:
Net asset value, beginning of period................  $    9.79   $    9.84    $    9.92    $    9.69    $     9.04
                                                      ---------    ---------    ---------    ---------    ----------
Net investment income...............................       0.28        0.47         0.62         0.63          0.51
Net realized and unrealized gains (losses) on

investments, short sales, futures transactions
and swap contracts..................................      (0.08)      (0.18)       (0.17)        0.15          0.55
                                                      ---------    ---------    ---------    ---------    ----------
Net increase in net asset value resulting from             0.20        0.29         0.45         0.78          1.06
  operations........................................
Net effect of shares repurchased....................        --           --            --            --        0.00**
Dividends from net investment income................      (0.17)      (0.34)       (0.53)       (0.55)        (0.41)
                                                          -----    ---------    ---------    ---------    ----------
Net asset value, end of year........................  $    9.82   $    9.79    $    9.84    $    9.92    $     9.69
                                                      =========   =========    =========    =========    ==========
Market price, end of year...........................  $  9.7300   $   9.6000   $  9.8900    $   9.6500   $    8.6875
                                                      ==========  ==========   =========    ==========   ===========
Total Investment Return+............................         3.09%       0.55%        8.20%       17.87%         15.14%
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000's)...................  $.166,857   $ 166,341    $ 167,187    $ 168,474    $   164,570
Operating expenses..................................         1.27%        1.13%        1.09%        1.05%          1.08%
Interest expense....................................         0.03%        0.32%        0.82%        1.83%          3.08%
  Total expenses....................................         1.30%        1.45%        1.91%        2.88%          4.16%
Net investment income...............................         2.83%        4.81%        6.12%        6.27%          5.62%
Portfolio turnover rate.............................          299%         173%          92%         112%            12%
----------

+   Total investment return is based upon the New York Stock Exchange market price of the Trust's shares and excludes the effects of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan.

** Rounds to less than $0.01.





---------------
See notes to financial statements.


-------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Notes to Financial Statements
December 31, 2004

-------------------------------------------------------------------------------

1.  The Trust

Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. (the "Trust"), which was incorporated under the laws of the State of Maryland on December 14, 1992, is registered under the Investment Company Act of 1940 (the "1940 Act") as a
diversified, closed-end management investment company. The Trust had no transactions until February 17, 1993, when it sold 10,673 shares of common stock for $100,006 to Hyperion Capital Management, Inc. (the "Advisor"). The Trust expects to distribute substantially all of its net assets on or shortly after November 30, 2005 and thereafter to terminate.

The Trust's investment objectives are to provide a high level of current income consistent with investing only in investment grade securities and to return at least $10.00 per share (the initial public offering price per share) to investors on or shortly before November 30, 2005. Investment grade securities are securities that are either (i) at the time of investment rated in one of the four highest rating categories of a nationally recognized rating agency (e.g., between AAA and BBB by Standard & Poor's Corporation and Fitch IBCA, Inc. or between Aaa and Baa by Moody's Investors Service, Inc.) or (ii) issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities. No assurance can be given that the Trust's investment objectives will be achieved.

2.  Significant Accounting Policies

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments: Where market quotations are readily available, securities held by the Trust are valued based upon the current bid price, except preferred stocks, which are valued based upon the closing price. Securities maybe valued by independent pricing services that have been approved by the Board of Directors. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. The Trust values mortgage-backed securities ("MBS") and other debt securities for which market quotations are not readily available (approximately 15% of the investments in securities held by the Trust at December 31, 2004) at their fair value as determined in good faith, utilizing procedures approved by the Board of Directors of the Trust, on the basis of information provided by dealers in such securities. Some of the general factors which may be considered in determining fair value include the fundamental analytic data relating to the investment and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of fair value involves subjective judgment, as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at amortized cost.

The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. The values of MBS can be significantly affected by changes in interest rates or in the financial condition of the issuer.

Options Written or Purchased: The Trust may write or purchase options as a method of hedging potential declines in similar underlying securities. When the Trust writes or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, also is treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on the investment transaction.

The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Trust purchases or writes options to hedge against adverse market movements or fluctuations in value caused by changes in interest rates. The Trust bears the risk in purchasing an option, to the extent of the premium paid, that it will expire without being exercised. If this occurs, the option expires worthless and the premium paid for the option is recognized as a realized loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The Trust will only write call options on positions held in its portfolio. The risk in writing a put option is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Trust bears the risk of not being able to enter into a closing transaction for written options as a result of an illiquid market.

Short Sales: The Trust may make short sales of securities as a method of hedging potential declines in similar securities owned. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay to the lender an amount equal to any payments received on such borrowed securities. A gain, limited to the amount at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be realized upon the termination of a short sale if the market price is less or greater than the proceeds originally received.

Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

The Trust invests in financial futures contracts to hedge against fluctuations in the value of portfolio securities caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is at risk that it may not be able to close out a transaction because of an illiquid market.

Swap Agreements: The Trust may enter into interest rate swap agreements to manage its exposure to interest rates. Interest rate swap agreements involve the exchange by the Trust with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The Trust will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Trust receiving or paying, as the case may be, only the net amount of the two payments. Swaps are marked to market daily based upon a quotation from the market maker (which is typically the counterparty to the swap agreement) and the change, if any, along with an accrual for periodic payments due or owed is recorded as unrealized gain or loss in the Statement of Operations. Net cash payments of interest rate swap agreements are included as part of realized gain/loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or that there may be unfavorable changes in the fluctuation of interest rates. See Note 7 for a summary of all open swap agreements as of December 31, 2004.

When-Issued Purchases and Forward Commitments: The Trust may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices and secure a favorable rate of return. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date, which can be a month or more after the date of the transaction. At the time the Trust makes the commitment to purchase securities on a when-issued or forward commitment basis, it will record the transaction and thereafter reflect the value of such securities in determining its net asset value. At the time the Trust enters into a transaction on a when-issued or forward commitment basis, the Advisor will identify collateral consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities and will monitor the adequacy of such collateral on a daily basis. On the delivery date, the Trust will meet its obligations from securities that are then maturing or sales of the securities identified as collateral by the Advisor and/or from then available cash flow. When-issued securities and forward commitments may be sold prior to the settlement date. If the Trust disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss due to market fluctuation. There is always a risk that the securities may not be delivered and that the Trust may incur a loss. Settlements in the ordinary course are not treated by the Trust as when-issued or forward commitment transactions and, accordingly, are not subject to the foregoing limitations even though some of the risks described above may be present in such transactions.

Securities  Transactions  and Investment  Income:  Securities  transactions  are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized using the effective yield to maturity method.

Taxes: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

Dividends and Distributions: The Trust declares and pays dividends monthly from net investment income. Distributions of realized capital gains in excess of capital loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Trust for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

Cash Flow Information: The Trust invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is defined as "Cash" in the Statement of Assets and Liabilities, and does not include short-term investments.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.

Repurchase Agreements: The Trust, through its custodian, receives delivery of the underlying collateral, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. The Advisor is responsible for determining that the value of these underlying securities is sufficient at all times. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

3.  Investment Advisory Agreements and Affiliated Transactions

The Trust has entered into an Investment Advisory Agreement with the Advisor. The Advisor is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of 0.65% of the Trust's average weekly net assets. During the year ended December 31, 2004, the Advisor earned $1,082,433 in advisory fees.

The Trust has entered into an Administration Agreement with Hyperion Capital Management, Inc. (the "Administrator"). The Administrator entered into a sub-administration agreement with State Street Bank and Trust Company. (the "Sub-Administrator") The Administrator and Sub-Administrator perform administrative services necessary for the operation of the Trust, including maintaining certain books and records of the Trust and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Trust with administrative office facilities. For these services, the Trust pays to the Administrator a monthly fee at an annual rate of 0.17% of the first $100 million of the Trust's average weekly net assets, 0.145% of the next $150 million and 0.12% of any amounts above $250 million. During the year ended December 31, 2004, the Administrator earned $269,079 in administration fees. The Administrator is responsible for any fees due the Sub-Administrator.

Certain officers and/or directors of the Trust are officers and/or directors of the Advisor and/or the Administrator.

4.  Purchases and Sales of Investments

Purchases and sales of investments, excluding short-term securities, U.S. Government securities and reverse repurchase agreements, for the year ended December 31, 2004 were $61,872,748 and $61,943,859, respectively. Purchases and sales of U.S. Government securities, excluding short-term securities, for the year ended December 31, 2004 were $587,828,608 and $615,637,646, respectively. For purposes of this footnote, U.S. Government securities include securities issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation, the Government National Mortgage Association and the Federal National Mortgage Association.

5.  Borrowings

The Trust may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Trust sells securities and agrees to repurchase them at a mutually agreed upon date and price. Under the 1940 Act, reverse repurchase agreements will be regarded as a form of borrowing by the Trust unless, at the time it enters into a reverse repurchase agreement, it establishes and maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price (including accrued interest). The Trust has established and maintained such an account for each of its reverse repurchase agreements.

Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Trust may decline below the price of the securities the Trust has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust's obligation to repurchase the securities, and the Trust's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

At  December  31,  2004,  the  Trust  had  no  reverse   repurchase   agreements
outstanding.

The average daily balance of reverse repurchase agreements outstanding during the year ended December 31, 2004 was approximately $4,397,188 at a weighted average interest rate of 1.10%. The maximum amount of reverse repurchase agreements outstanding at any time during the period was $15,637,709, as of July 26, 2004, which was 7.20% of total assets.

6. Capital Stock

There are 75 million shares of $0.001 par value common stock authorized. Of the 16,993,933 shares outstanding at December 31, 2004 the Advisor owned 10,673 shares.

The Trust is continuing its stock repurchase program, whereby an amount of up to 30% of the outstanding common stock as of March 1998, or approximately 4.8 million shares, are authorized for repurchase. The purchase price may not exceed the then-current net asset value.

For the years ended December 31, 2004 and December 31, 2003 no shares were repurchased. All shares repurchased have been, or will be, retired. Since the inception of the stock repurchase program 4,723,100 shares have been repurchased pursuant to this program at a cost of $37,671,129 and an average discount of 13.16% from its net asset value.

7.  Financial Instruments

The Trust regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, swap agreements and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. During the period the Trust had segregated sufficient cash and/or securities to cover any commitments under these contracts.

There were no written option or futures contracts activity for the year ended December 31, 2004.

As of December 31, 2004, the following swap agreements were outstanding:





                       Expiration                                                                      Net Unrealized
Notional Amount           Date                                     Description                          Depreciation
------------------     ----------  ---------------------------------------------------------------------------------
  $   10,000,000          3/12/07  Agreement with Goldman Sachs Capital Markets, LP, dated 3/08/02    $     (533,182)
                                   to pay semi-annually the notional amount multiplied by 5.31% and to receive quarterly the notional amount multiplied by 3 month
                                   USD- LIBOR-BBA

  $   15,000,000          2/28/09  Agreement with Goldman Sachs Capital Markets, LP, dated 2/26/02        (1,051,872)
                                   to pay semi-annually the notional amount multiplied by 5.304%
                                   and to receive quarterly the notional amount multiplied by 3 month USD-LIBOR-BBA

  $   20,000,000          2/01/07  Agreement with Goldman Sachs Capital Markets, LP, dated 1/30/02          (947,638)
                                   to pay semi-annually the notional amount multiplied by 4.973%
                                   and to receive quarterly the notional amount multiplied by 3       ---------------
                                   month USD-LIBOR-BBA
                                                                                                      $   (2,532,692)
                                                                                                      ===============




8.  Federal Income Tax Information

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

During the year ended December 31, 2004, the tax character of the $2,803,999 of distributions paid was from ordinary income. During the year ended December 31, 2003, the tax character of the $5,805,644 of distributions paid was from ordinary income.

At December 31, 2004, the components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Undistributed Tax Ordinary Income............................   $    2,088,462
                                                                ==============
Accumulated capital loss.....................................   $   (1,704,566)
                                                                ==============
Book unrealized appreciation/(depreciation)..................   $   (2,146,462)
Minus: Cumulative Timing Differences.........................         (717,056)
                                                                --------------
Unrealized appreciation/(depreciation).......................   $   (1,429,406)
                                                                ==============

The difference between book basis and tax basis undistributed income and book basis and tax basis unrealized appreciation/depreciation is due to the differing treatment of investments in swap contracts.

Federal Income Tax Basis: The federal income tax basis of the Trust's investments at December 31, 2004 was $210,627,682. Net unrealized appreciation was $386,228 (gross unrealized appreciation -- $1,243,781; gross unrealized depreciation -- $857,553). During the year ended December 31, 2004, the Trust utilized available capital loss carryforwards amounting to $1,399,073. At
December 31, 2004, the Trust had a remaining capital loss carryforward of $1,704,566, which expires in 2010, available to offset future capital gains, to the extent provided by regulations. However, if the Trust is terminated as expected in 2005, the capital loss carryforward must be utilized by 2005 in order for shareholders to realize a benefit.

Capital  Account  Reclassification:  For the year ended  December 31, 2004,  the
Trust's undistributed net investment income was reduced by $1,755,744 and accumulated net realized loss increased by $1,343,593, with a net offsetting increase to paid-in capital of $412,151. These adjustments were primarily the result of current year paydown reclassifications, retained tax-exempt income and the reclassifications of payments related to swaps.

9.  Subsequent Events

Dividend: On January 7, 2005, the Trust's Board of Directors declared the following regular monthly dividend:

     Dividend             Record            Payable
     Per Share             Date              Date
      ------              ------            ------
      $0.010             01/18/05           01/27/05

Acquisition Agreement: On February 11, 2005, all shareholders of HCM Holdings, Inc., the parent company of the Advisor, entered into a stock purchase agreement to sell all of their interests to Brascan Financial (U.S.) Corporation, which is a wholly owned subsidiary of Brascan Corporation. This transaction is expected to close by April 30, 2005, subject to certain conditions. It is expected that the Advisor will continue to provide advisory services to the Fund.

10.  Contractual Obligations

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

-------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Report of Independent Registered Public Accounting Firm
December 31, 2004
-------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Hyperion 2005 Investment Grade Opportunity Term Trust, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. (the "Trust") at December 31, 2004, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As further described in note 1, the Trust expects to distribute substantially all of its net assets on or shortly after November 30, 2005 and terminate thereafter.

PricewaterhouseCoopers LLP

New York, N.Y.
February 22, 2005

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                           TAX INFORMATION (Unaudited)

-------------------------------------------------------------------------------

The Trust is required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Trust's fiscal year end (December 31, 2004) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that all distributions paid during the fiscal year were derived from net investment income and are taxable as ordinary income. None of the Trust's distributions during the fiscal year ended December 31, 2004 were earned from U.S. Treasury obligations. None of the Trust's distributions qualify for the dividends received deduction available to corporate shareholders.

A notification sent to shareholders with respect to calendar 2004, which reflected the amounts to be used by calendar year taxpayers on their federal, state and local income tax returns, was made in conjunction with Form 1099-DIV and was mailed in January 2005. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Trust.


-------------------------------------------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Information Concerning Directors and Officers (Unaudited)

-------------------------------------------------------------------------------------------------------------------

The following tables provide information concerning the directors and officers of The Hyperion 2005 Investment Grade
Opportunity Term Trust, Inc. (the "Trust").

                                  Position(s) Held with                                           Number of
                                  Trust and Term of                                               Portfolios     in
Name, Address                     Office and Length of   Principal  Occupation(s)  During Past 5  Trust
and Age                           Time Served            Years and Other  Directorships  Held by  Complex Overseen
                                                         Director                                 by Director
-------------------------------------------------------------------------------------------------------------------

Disinterested Director
Class I Director to serve until Termination of the Trust:

Rodman L. Drake                   Chairman Elected       Chairman (since 2003) and Director               3
  c/o One Liberty Plaza,          December 9, 2003       and/or Trustee of several investment
  165 Broadway 36th Floor,                               companies advised by Hyperion Capital
  New York, New York              Director, Member of    Management, Inc. (the `Advisor')
  10006-1404                      the Audit Committee,   (1989- Present); Co-founder, Baringo
                                  Chairman of            Capital LLC (2002- Present); Director,
  Age 61                          Nominating and         Jackson Hewitt Tax Service Inc.
  [02-02-43]                      Compensation           ("JTX") (2004-Present); Director,
                                  Committee              Animal Medical Center (2002-Present);
                                                         Director, Hotelevision, Inc.
                                  Elected for Three      (1999-2003); Director and/or Lead
                                  Year Term Director     Director, Parsons Brinckerhoff, Inc.
                                  since February 1993    (1995-Present); Director, Absolute
                                                         Quality Inc. (2000-Present); Trustee
                                                         of Excelsior Funds (33) (1994-Present);
                                                         President, Continuation Investments Group
                                                         Inc. (1997-2001).

Disinterested Directors
Class II Directors to serve until Termination of the Trust:

Robert F. Birch                   Director, Member of    Director of several investment                   5
  c/o One Liberty Plaza,          the Audit Committee,   companies advised by the Advisor or by
  165 Broadway 36th Floor,        Member of Nominating   its affiliates (1998-Present);
  New York, New York              and Compensation       Chairman of the Board and Co-Founder,
  10006-1404                      Committee, Member of   The China Business Group, Inc.
                                  Executive Committee    (1996-Present); Director, Brandywine
  Age 68                                                 Funds (3) (2001 to Present).
  [03-12-36]                      Elected for Three
                                  Year Term Director
                                  since December 1998

Leo M. Walsh, Jr.                 Director, Chairman     Director of several investment                   6
  c/o One Liberty Plaza,          of the Audit           companies advised by the Advisor or by
  165 Broadway 36th Floor,        Committee, Member of   its affiliates (1989-Present);
  New York, New York              Nominating and         Financial Consultant for Medco Health
  10006-1404                      Compensation           Solutions Inc. (1994- 2003).
                                  Committee
  Age 72
  [09-05-32]                      Elected for Three
                                  Year Term Director
                                  since February 1993

Disinterested Director
Class III Director to serve until Termination of the Trust:

Harry E. Petersen, Jr.            Director, Member of    Director and/or Trustee of several               3
  c/o One Liberty Plaza,          the Audit Committee,   investment companies advised by the
  165 Broadway, 36th Floor,       Member of              Advisor or by its affiliates
  New York, New York              Compensation and       (1993-Present); Senior Consultant to
  10006-1404                      Nominating             Cornerstone Equity Advisors, Inc.
                                  Committee, Member of   (1998-2001).
  Age 79                          Executive Committee
  [02-03-25]
                                  Elected for Three
                                  Year Term Director
                                  since February 1993

Interested Director
Class III Director to serve until Termination of the Trust:

Clifford E. Lai*                  Director Since         President (1998-Present) and Chief               5
   c/o One Liberty Plaza,         December 9, 2003       Investment Officer (1993-2002) of the
   165 Broadway, 36th Floor,                             Advisor; Co-Chairman (2003-Present)
   New York, New York             President Elected      and Board of Managers (1995-Present)
   10006-1404                     Annually Since 1993    of Hyperion GMAC Capital Advisors, LLC
                                                         (formerly, Lend Lease Hyperion
   Age 51                                                Capital, LLC); President of several
   [05-16-53]                                            investment companies advised by the
                                                         Advisor (1993-Present).
----------

* Interested persons as defined in the Investment Company Act of 1940, as amended, (the "1940 Act") because of affiliations with Hyperion Capital
    Management, Inc., the Trust's Advisor.





-------------------------------------------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Information Concerning Directors and Officers (Unaudited)

-------------------------------------------------------------------------------------------------------------------

Officers of the Trust

Name, Address                   Position(s)        Term of Office and         Principal Occupation(s)
and Age                         Held with Trust    Length of Time Served      During Past 5 Years
--------------------------------------------------------------------------- ---------------------------------------

Clifford E. Lai*                President          Elected   Annually  Since  Please  see  "Information  Concerning
   c/o One Liberty Plaza,                          April 1993                 Nominees/Directors."
   165 Broadway, 36th
   Floor,
   New York, New York
   10006-1404

   Age 51
   [05-16-53]

John Dolan*                     Vice President     Elected Annually Since     Chief Investment Strategist (1998-
   c/o One Liberty Plaza,                          March 1998                 Present)  and Chief  Investment
   165 Broadway, 36th                                                         Officer    (2002-Present)    of   the
   Floor,                                                                     Advisor.
   New York, New York
   10006-1404

   Age 51
   [08-19-53]

Patricia A. Sloan*              Vice President     Elected   Annually  Since  Consultant  of  Ranieri  & Co.,  Inc.
   c/o One Liberty Plaza,                          June 2002                  (2000-Present);  Secretary,  Director
   165 Broadway, 36th                                                         and/or Trustee of several  investment
   Floor,                                                                     companies  advised by the  Advisor or
   New York, New York                                                         by its affiliates (1989- 2002).
   10006-1404

   Age 61
   [10-02-43]

Daniel S. Kim*(DELTA)           Secretary & CCO    Elected Chief Compliance   Director,  General  Counsel and Chief
   c/o One Liberty Plaza,                          Officer September 2004     Compliance Officer ("CCO")
   165 Broadway, 36th                              and Secretary since        (September 2004-Present), and
   Floor,                                          January 2005               Secretary (since January  2005) of
   New York, New York                                                         the Adviser; Secretary (since
   10006-1404                                                                 January 2005)and CCO (September
                                                                              2004-Present) of several investment
   Age 36                                                                     companies advised by  the  Advisor;
   [3-13-68]                                                                  Secretary (since  January 2005),
                                                                              General Counsel and CCO (September 2004-
                                                                              Present) Hyperion GMAC Capital Advisors,
                                                                              LLC; Assistant General Counsel and
                                                                              CCO (May 2001-August 2004) Oak Hill
                                                                              Capital Management Inc.; Assistant
                                                                              General Counsel (May 2001-August 2004)
                                                                              of Oak Hill Advisors, LP; Lawyer
                                                                              (January 2001-April 2001) at Arkin,
                                                                              Kaplan & Cohen; Law student (January
                                                                              2000 to May 2000).


Thomas F. Doodian*              Treasurer          Elected   Annually  Since  Managing  Director,  Chief  Operating
   c/o One Liberty Plaza,                          February 1998              Officer (1998-  Present) and Director
   36th floor,                                                                of  Finance  and  Operations  of  the
   New York, New York                                                         Advisor (1995-Present);  Treasurer of
   10006-1404                                                                 several investment  companies advised
                                                                              by   the   Advisor    (1998-Present);
   Age 45                                                                     Treasurer  of Hyperion  GMAC  Capital
   [[05-22-59]                                                                Advisors,  LLC (formerly,  Lend Lease
                                                                              Hyperion   Capital   Advisors,   LLC)
                                                                              (1996-Present)
------------

*   Interested person as defined in the Investment Company Act of 1940, as amended, (the "1940 Act") because of affiliations with Hyperion Capital Management, Inc., the Trust's Advisor.

(DELTA) Joseph Tropeano served as Secretary during the 2004 fiscal year.

The Trust's Statement of Additional Information includes additional information about the directors and is available, without charge, upon request by calling 1-800-497-3746.



-------------------------------------------------------------------------------

                           DIVIDEND REINVESTMENT PLAN

-------------------------------------------------------------------------------

A Dividend Reinvestment Plan (the "Plan") is available to shareholders of the Trust pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by American Stock Transfer & Trust Company (the "Plan Agent") in additional Trust shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Trust's Custodian, State Street Bank and Trust Company, as Dividend Disbursing Agent.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, payable in cash, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Trust shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Trust shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Trust otherwise will be required to incur to raise additional capital. If net asset value exceeds the market price of the Trust shares on the payment date or the Trust declares a dividend or other distribution payable only in cash (i.e., if the Board of Directors precludes reinvestment in Trust shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Trust's shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Trust. The Trust will not issue shares under the Plan below net asset value.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Trust, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for handling the reinvestment of dividends and distributions are paid by the Trust. There are no brokerage commissions charged with respect to shares issued directly by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

A brochure describing the Plan is available from the Plan Agent, by calling 1-212-936-5100.

If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such shareholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.

INVESTMENT ADVISOR AND ADMINISTRATOR     TRANSFER AGENT

HYPERION CAPITAL MANAGEMENT, INC.        AMERICAN STOCK TRANSFER & TRUST COMPANY
One Liberty Plaza                        Investor Relations Department
165 Broadway, 36th Floor                 59 Maiden Lane
New York, New York 10006-1404            New York, New York 10038
For General Information about the Fund:  For Shareholder Services:
1-(800)-HYPERION                         1-800-937-5449

SUB-ADMINISTRATOR                        INDEPENDENT REGISTERED PUBLIC
                                         ACCOUNTING FIRM
STATE STREET CORP.
225 Franklin Street                      PRICEWATERHOUSECOOPERS LLP
Boston, Massachusetts 02116              300 Madison Avenue
                                         New York, New York 10017
CUSTODIAN AND FUND ACCOUNTING AGENT

STATE STREET CORP.                       LEGAL COUNSEL
225 Franklin Street
Boston, Massachusetts 02116              SULLIVAN & WORCESTER LLP
                                         1666 K Street, Northwest
                                         Washington, District of Columbia 20006

Notice  is hereby  given in  accordance  with  Section  23(c) of the  Investment
Company Act of 1940 that periodically the Trust may purchase its shares of beneficial interest in the open market at prevailing market prices.

Quarterly Portfolio Schedule: The Trust will file Form N-Q with the Securities and Exchange Commission for the first and third quarters of each fiscal year.
The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Form N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling 1-800-HYPERION or on the Fund's website at http://www.hyperioncapital.com.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-497-3746 and on the Securities and Exchange Commission's website at http://www.sec.gov.

Proxy Voting Record

The Trust has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling 1-800-497-3746 or on the Securities and Exchange Commission's website at http://www.sec.gov.

-------------------------------------------------------------------------------
Officers & Directors


-------------------------------------------------------------------------------

      Lewis S. Ranieri
      Chairman

      Robert F. Birch*
      Director

      Rodman L. Drake*
      Director

      Garth Marston
      Director Emeritus

      Leo M. Walsh, Jr.*
      Director

      Harry E. Petersen, Jr.*
      Director

      Clifford E. Lai
      President

      Patricia A. Sloan
      Vice President

      John Dolan
      Vice President

      Thomas F. Doodian
      Treasurer

      Daniel S. Kim
      CCO and Secretary

      ----------
      *  Audit Committee Members



-------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

-------------------------------------------------------------------------------


This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares.

                         Hyperion 2005 Investment Grade
                          Opportunity Term Trust, Inc.
                                One Liberty Plaza
                            165 Broadway, 36th Floor
                          New York, New York 10006-1404

Item 2. Code of Ethics.

        As of the end of the period covered by this report, the Registrant had adopted a Code of Ethics for Principal Executive and Principal Financial Officers (the "Code"). There were no amendments to or waivers from the Code during the period covered by this report. A copy of the Registrant's Code will be provided upon request to any person without charge by contacting Daniel Kim at 1-800-HYPERION or by writing to Mr. Kim at One Liberty Plaza, 165 Broadway, 36th Floor, New York, NY 10006-1404.

Item 3. Audit Committee Financial Expert.

        The Registrant's Board of Directors has determined that the Registrant has at least one audit committee financial expert serving on its audit committee, and his name is Rodman L. Drake. Mr. Drake is independent.

Item 4. Principal Accountant Fees and Services.

         Audit Fees

         For the fiscal year ended December 31, 2004, PriceWaterhouseCoopers LLP ("PwC") billed the Registrant aggregate fees of $105,000 for professional services rendered for the audit of the Registrant's annual financial statements and review of financial statements included in the
Registrant's annual report to shareholders and included  in  the   Registrant's
semi-annual   report  to shareholders.

         For the fiscal year ended December 31, 2003, PwC billed the Registrant aggregate fees of $96,000 for professional services rendered for the audit of the Registrant's annual financial statements and review of financial statements included in the Registrant's annual report to shareholders and included in the Registrant's semi-annual report to shareholders.

         Tax Fees

         For the fiscal year ended December 31, 2004, PwC billed the Registrant aggregate fees of $8,500 for professional services rendered for tax compliance, tax advice and tax planning. The nature of the services comprising the Tax Fees was the review of the Registrant's income tax returns and tax distribution requirements.

         For the fiscal year ended December 31, 2003, PwC billed the Registrant aggregate fees of $7,000 for professional services rendered for tax compliance, tax advice and tax planning. The nature of the services comprising the Tax Fees was the review of the Registrant's income tax returns and tax distribution requirements.

         All Other Fees for 2004 and 2003

         None.

         Audit-Related Fees for 2004 and 2003

         None.

Item 5. Audit Committee of Listed Registrants.

        The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Registrant's Audit Committee members include Leo M. Walsh, Jr., Rodman L. Drake, Robert F. Birch and Harry E. Petersen, Jr.

Item 6. Schedule of Investments.

         Please refer to Item 1. Reports to Shareholders.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

           HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.

                   POLICIES AND PROCEDURES FOR VOTING PROXIES

         1. Purpose. The purpose of this document is to describe the policies and procedures for voting proxies received from issuers whose securities are held by the Funds. These policies and procedures are to be implemented by the investment adviser or sub-adviser, if any, (the "Adviser") to the Funds.

         2. Definition of Proxy. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter.

         3.     Policy for Voting Proxies.

                (a) Fiduciary Considerations. Proxies are voted solely in the interests of the shareholders of the Funds. Any conflict of interest must be resolved in the way that will most benefit the shareholders.

                (b) Management Recommendations. Because the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should normally be given substantial weight.

         The vote with respect to most routine issues presented in proxy statements should be cast in accordance with the position of the company's management, unless it is determined that supporting management's position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of the company's management should not be supported in any situation where it is found not to be in the best interests of the Funds' shareholders.

          4. Conflicts of Interest. The Funds recognize that under certain circumstances their Adviser may have a conflict of interest in voting proxies on behalf of the Funds. Such circumstances may include, but are not limited to, situations where the Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of Funds, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Adviser's business, and to bring conflicts of interest of which they become aware to the attention of the proxy manager (see below). The Adviser shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Board of Directors for the Fund. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the proxy manager determines that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, the conflict shall be disclosed to the Board of Directors and the Adviser shall follow the instructions of the Board of Directors. The proxy manager shall keep a record of all materiality decisions and report them to the Board of Directors on a quarterly basis.

         5. Routine Proposals. Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) should generally be voted in favor of management.

         6.     Non-routine Proposals.

                (a) Guidelines on Anti-takeover Issues. Because anti-takeover proposals generally reduce shareholders' rights, the vote with respect to these proposals should generally be "against." During review of the proposal, if it is concluded that the proposal is beneficial to shareholders, a vote for the proposal should be cast.

                (b) Guidelines on Social and Political Issues. Social and political issues should be reviewed on a case by case basis. Votes should generally be cast with management on social or political issues, subject to review by the proxy manager.

         7.     Proxy Manager Approval. Votes on non-routine matters
(including the matters in paragraph 6 and mergers, stock option and other compensation plans) and votes against a management's recommendations are subject to approval by the proxy manager. The chief investment officer or his delegatee shall be the proxy manager.

         8. Proxy Voting Procedures. Proxy voting will be conducted in compliance with the policies and practices described in this memorandum and is subject to the proxy manager's supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Records should be maintained regarding the voting of proxies under these policies and procedures.

         9. Report to the Board. On a quarterly basis, the proxy manager or his designee will report in writing to the Boards of Directors on the general manner in which proxy proposals relating to anti-takeover, social and political issues were voted, as well as proposals that were voted in opposition to management's recommendations.


Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

         None.

Item 10. Submission of Matters to a Vote of Security Holders.

         None.

Item 11. Controls and Procedures.

         The Registrant's principal executive officer and principal financial officer have concluded that the Registrant's Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

Item 12.  Exhibits.

(a)(1) None.

   (2) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

   (3)  None.

(b) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.


By:  /s/ Clifford E. Lai
     __________________
     Clifford E. Lai
     Principal Executive Officer

Date:  March 8, 2005

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:  /s/ Clifford E. Lai
     ___________________
     Clifford E. Lai
     Principal Executive Officer

Date:  March 8, 2005

By:  /s/ Thomas F. Doodian
     _____________________
     Thomas F. Doodian
     Treasurer and Principal Financial Officer

Date:  March 8, 2005